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                                                               EXHIBIT 4
                                                               ---------


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
      TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

      NUMBER                          CHADWICK'S OF BOSTON,                                   SHARES
                                      LTD. [LOGO]

CB

      COMMON STOCK                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    COMMON STOCK
                                                                                              CUSIP 15734K 10 6

                                                                                              SEE REVERSE FOR CERTAIN DEFINITIONS


[Set Upsidedown on Page]
COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
(NEW YORK)

                                      TRANSFER AGENT
BY                                    AND REGISTRAR

      This is to certify that


                                      AUTHORIZED SIGNATURE

      is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE EACH, OF

Chadwick's of Boston, Ltd., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/ D.K. Rao                          [Corporate Seal]                                        /s/ Carol Meyrowitz
President and Chief Executive Officer                                                         Executive Vice President-Merchandising
                                                                                              and Assistant Secretary
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                           CHADWICK'S OF BOSTON, LTD.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK AND MORE THAN ONE SERIES OF ANY CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common      UNIF GIFT MIN ACT --     Custodian
                                                          ______        _______
                                                          (Cust)        (Minor)

TEN ENT  -- as tenants by the                             under Uniform Gifts to
            entireties                                    Minors Act
                                                                    _______
                                                                    (State)

JT TEN   -- as joint tenants with
            right of survivorship and
            not as tenants in
            common

     Additional abbreviations may also be used though not in the above list.

     For value received, ______________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________

_______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      _____________________


                                        _______________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATIONS OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

                SIGNATURE(S) GUARANTEED:
                                        _______________________________________
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEED MEDALLION PROGRAM),PURSUANT
                                        TO S.E.C. RULE 17Ad-15.